Finance costs (Tables)	12 Months Ended
Dec. 31, 2022
Borrowing costs [abstract]
Disclosure Of Detailed Information About Financial Income Cost
The following table summarises net finance costs for the years presented:

	Year ended 31 December
	2022	2021	2020
	€ million	€ million	€ million
Interest income(A)	67	43	33
Interest expense on external debt(A)	(162)	(153)	(132)
Other finance costs(B)	(19)	(19)	(12)
Total finance costs, net	(114)	(129)	(111)
(A)Includes interest income and expense amounts, as applicable, on cross currency swaps and interest rate swaps. Cross currency swap and interest rate swap income totalled €50 million, €27 million and €24 million in 2022, 2021 and 2020, respectively. Cross currency swap and interest rate swap expense totalled €31 million, €14 million and €12 million in 2022, 2021 and 2020, respectively. Refer to Note 13 for further details.
(B)Other finance costs principally includes amortisation of the discount on external debt and interest on leases.